SUPPLEMENT TO THE PROSPECTUS

OF

  WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

For the WealthBuilder Equity Portfolio (the “Portfolio”)

                  Effective September 30, 2013, the prospectus is revised to reflect the following changes:

Christian Chan and Kandarp Acharya are the portfolio managers of the Portfolio. The following biographical descriptions replace the Portfolio Manager biographies listed under the section entitled “The Sub-Adviser and Portfolio Managers”:

Kandarp Acharya         Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Christian Chan             Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager.  Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

The sections entitled “Principal Investment Strategies” for the Portfolio are replaced with the following:

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of Underlying Funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company, small company and international. The Portfolio's allocation across equity styles remains constant.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles may help to reduce the overall impact of poor performance in any one equity asset class.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Portfolio has changed its broad-based indexes and has added a blended composite index as follows:

Current Broad-Based Index	New Broad-Based Indexes	Current Blended Composite	New Blended Composite
S&P 500 Index	Russell 3000 Index MSCI ACWI ex US Index	None	WealthBuilder Equity Composite Index, which is comprised of the following: Russell 3000 Index (70%), MSCI ACWI ex US Index (30%)

The section entitled “Portfolio Asset Allocation” for the Portfolio is replaced with the following:

The following table provides a percentage breakdown of the Portfolio’s asset allocations.

Investment Style
Large Company Style	60%
Small Company Style	10%
International Style	30%
Total Portfolio Assets	100%

August 16, 2013                                                                                                 WBP3083/P810SP3